UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025
Hayward Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40208	82-2060643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Vantage Park Drive
Suite 400 Charlotte, NC 28203
(Address of principal executive offices, including zip code)

(704) 837-8002
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2025, the Board of Directors (the “Board”) of Hayward Holdings, Inc. (the “Company”) adopted resolutions expanding the size of the Board from nine to ten and elected Ronald C. Keating as a director to fill the vacancy created by the expansion in the size of the Board. The Board has determined, consistent with the recommendation of its Nominating and Corporate Governance Committee, that Mr. Keating is independent in accordance with the applicable rules of the New York Stock Exchange. Further, based on the recommendation of the Nominating and Corporate Governance Committee, the Board has appointed Mr. Keating to serve on the Compensation Committee.

Mr. Keating will receive compensation as a director of the Company consistent with that paid to other non-employee directors of the Company, which consists of (i) an annual cash retainer of $85,000 and (ii) an annual grant of restricted stock units with a grant date fair value of $130,000, in each case prorated for Mr. Keating’s period of service. The Company intends to enter into an Indemnification Agreement with Mr. Keating in the form filed as Exhibit 10.32 to the Company’s Form 10-K for the fiscal year ended December 31, 2024.

Item 7.01	Regulation FD Disclosure.
On March 20, 2025, the Company issued a press release announcing the election of Mr. Keating as a director, which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
99.1	Press Release of the Company, dated March 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYWARD HOLDINGS, INC.

Date: March 20, 2025	By:	/s/ Susan M. Canning
Susan M. Canning
Senior Vice President, Chief Legal Officer and Corporate Secretary